[BERKSHIRE HILLS BANCORP LOGO]

Keefe, Bruyette & Woods
Regional Bank Conference




Michael P. Daly,

President & Chief Executive Officer

Boston, Massachusetts



March 2-3, 2005

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

                              CAUTIONARY STATEMENT

Statements contained in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and expectations of management as well as the assumptions made using information currently available to management. Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties and assumptions. These risks and uncertainties include among others, changes in market interest rates and general and regional economic conditions, changes in government regulations, changes in accounting principles and the quality or composition of the loan and investment portfolios and other factors that may be described in Berkshire Hills Bancorp, Inc.'s quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30 and in its annual report on Form 10-K, each filed with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission's internet website (www.sec.gov) and to which reference is hereby made. Therefore, actual future results may differ significantly from results discussed in the forward-looking statements.

You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of March 2 and March 3, 2005. Except as required by applicable law or regulation, Berkshire Hills Bancorp, Inc. undertakes no obligation to update any forward-looking statements, to reflect events or circumstances that occur after March 2 and March 3, 2005.

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

BERKSHIRE HILLS BANCORP
----------------------------
        >>   Profile

        >>   Strategic Actions

        >>   Financial Report

        >>   Expansion Strategy

        >>   Creating Value

        >>   Questions and Discussion

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PROFILE
----------------------------

        >>   State chartered savings bank with commercial bank balance sheet

        >>   Market capitalization - approximately $218.2 million

        >>   Ownership structure as of December 31, 2004

               - Insiders (not including options)                  20.63%

               - Berkshire Bank Foundation                         9.70%

               - Institutional holders                             45.00%



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PROFILE
----------------------------

At December 31, 2004

        >>   Assets                     $1.3 billion

        >>   Loans                      $828 million

        >>   Deposits                   $846 million

        >>   Operations                 12 full-service branches;
                                        1 loan production office
                                        6 free standing ATM's


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ORIGINAL BHL FRANCHISE
----------------------------




                                     [MAP]



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

EXISTING BHL FRANCHISE
----------------------------







                                     [MAP]






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STRATEGIC ACTIONS
----------------------------

Proven ability to execute

        >>   October 2002            Management changes

        >>   December 2002           Sale of $69.7 mm in sub-prime auto loans

        >>   March 2003              Performance benchmarks announced

        >>   December 2003           Sale of $9.9 mm in sub-prime auto loans




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Strategic Actions
----------------------------

Proven ability to execute

        >>   January 2004            Six Sigma initiative implemented

        >>   June 2004               Sale of 60% ownership of EastPoint
                                        Technologies, LLC

        >>   July 2004               Opened representative (LPO) office in
                                        Albany, NY

        >>   October 2004            Purchased branch in Oriskany Falls, NY -
                                     Allowing de novo branching in NY

        >>   December 2004           Purchased Berkshire Financial Planning

        >>   December 2004           Signed a definitive merger agreement to
                                     acquire Woronoco Bancorp, Inc.


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PERFORMANCE
----------------------------

        >>   Every business line experienced organic double-digit growth

              - $134 mm in new commercial loans; net growth of 10%

              - 23% growth in adjustable rate mortgages

              - 19% growth in installment loans

              - 18% growth in equity lines

              - 18% asset growth in Wealth Management

              - 17% growth in core non-interest income

              - 9,000 new accounts opened at the branches

              - 38% increase in municipal deposits; $70 mm in deposits


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PERFORMANCE
----------------------------



                       30% Increase in earnings for 2004

                                      ---

                            Met or exceeded consensus
                            earnings estimates over
                                 last 8 quarters


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DIFFERENTIATING FACTORS
----------------------------

        >>   No silos - keep it simple

        >>   Strong board of directors

        >>   Culture of enthusiasm, teamwork, energy and cross-selling

        >>   Ability to attract and maintain the best

        >>   Implemented Six Sigma


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EFFICIENCY RATIO & NON-INTEREST EXPENSE
TO AVERAGE ASSETS
-------------------------------------


[BAR GRAPH]
                                       2002            2003               2004

Efficiency Ratio excl. EastPoint       70.25%          66.24%             60.80%
Efficiency Ratio                       7.07%           4.72%              ---
Non-Interest Expense                   4.31%           3.21%              2.22%

--------------------------------------------

*2002-2003 Includes income/expense from 60% ownership of EastPoint Technologies, LLC, which was sold in June 2004

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QUALITY LOAN GROWTH
----------------------------

|X|   Compound growth rate since 2002 = 7%

|X|   Sold high risk/high yielding sub-prime auto loans


[BAR GRAPH]

---------------------- ------------ ---------- ---------- ---------- ---------
                       2000         2001       2002       2003       2004
---------------------- ------------ ---------- ---------- ---------- ---------
---------------------- ------------ ---------- ---------- ---------- ---------
Total Loans            $794         $803       $723       $792       $828
---------------------- ------------ ---------- ---------- ---------- ---------
---------------------- ------------ ---------- ---------- ---------- ---------
AVG Yield              8.53%        8.38%      7.19%      5.96%      5.61%
---------------------- ------------ ---------- ---------- ---------- ---------


(1)      Sold $69.7 mm in sub-prime auto loans in Dec 2002
(2)      Sold $9.9 mm in sub-prime auto loans in Dec 2003


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LOAN PORTFOLIO COMPOSITION
----------------------------

At December 31, 2004

[PIE GRAPH]

                              Residential 1-4, 28%

                              Commercial, 18%

                              Commercial RE, 31%

                              Consumer, 23%




Fixed                            29.00%
Adjustable                       71.00%
Loan to Deposit Ratio            97.92%


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LOAN PORTFOLIO COMPOSITION
----------------------------

|X|   Commercial bank focused

|X|   Better positioned for rising rates

                           December 31, 2004                  December 31, 2002
                           -----------------                  -----------------

                           Amount                           Amount
                        ($Millions)     % of Loans       ($Millions)  % of Loans
                         ----------     ----------       -----------   ---------
Commercial loans            150,879            18%           165,274         23%
Commercial RE               260,574            31%           157,101         22%
                          ---------           ----          --------        ----
    COMMERCIAL              411,453            49%           322,375         45%
Automobile                  123,027            15%           113,321         16%
Other Consumer                4,292             1%             5,017          1%
Hone Equity                  54,157             7%            40,713          5%
                          ---------           ----          --------        ----
    CONSUMER                181,476            23%           159,051         22%
Residential 1-4             235,250            28%           241,596         33%
                          ---------           ----          --------        ----
    TOTAL                   828,179           100%           723,022        100%

        Fixed                               32.08%                   37.81%
        Adjustable                          67.92%                   62.19%
        Loan to Deposit Ratio               95.87%                   92.42%


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COMMERCIAL LOANS
----------------------------

[X]  Compound growth rate since 2000 = 11%

[BAR GRAPH]
                              2000       2001        2002       2003       2004

Total Commercial Loans        $266       $299        $322       $372       $411
AVG Yield                     9.19%      8.51%       6.70%      6.03%      5.84%




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COMMERCIAL LOANS
----------------------------

At December 31, 2004

Other Commercial RE 50%

Commercial 37%

Commercial 1-4  4%

Commercial LDC  5%

Multi-Family  4%


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CONSUMER LOANS
----------------------------

|X|    Compound growth rate since 2002 = 7%

|X|    Portfolio's average FICO at 705 at 12/31/04


[BAR GRAPH]

---------------------------- ---------- --------- --------- --------- ---------
                             2000*      2001      2002      2003      2004
---------------------------- ---------- --------- --------- --------- ---------
---------------------------- ---------- --------- --------- --------- ---------
Subprime Loans               n/a        $116      $20       $1        n/a
---------------------------- ---------- --------- --------- --------- ---------
---------------------------- ---------- --------- --------- --------- ---------
AVG Yield                    9.10%      9.15%     8.25%     6.68%     5.65%
---------------------------- ---------- --------- --------- --------- ---------
---------------------------- ---------- --------- --------- --------- ---------
Total Consumer Loans         $283       $271      $159(1)   $154(2)    $181
---------------------------- ---------- --------- --------- --------- ---------


*Sub-prime loans not specifically identified

(1) Sold $69.7 mm in sub-prime auto loans in Dec 2002
(2) Sold $9.9 mm in sub-prime auto loans in Dec 2003

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CONSUMER LOANS
----------------------------

At December 31, 2004

[PIE GRAPH]

Home Equity  30%

Other Consumer  1%

Automobile  68%


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RESIDENTIAL MORTGAGE PORTFOLIO MIX
----------------------------



[BAR GRAPH]
             12/31/02  3/31/2003  6/30/2003   9/30/2003  12/31/2003  '01/31/04  03/31/04  06/30/04  9/30/04  12/31/04
Fixed        49%       52%        58%         59%        51%         59%        42%       39%       37%      35%
Variable     51%       49%        42%         43%        49%         42%        58%       61%       63%      65%


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ASSET QUALITY
----------------------------

Trends since management changes

[TABLE]

--------------------------------------------------------------------------------
Percent except NPA and NPL totals          4Q04           4Q03            4Q02
--------------------------------------------------------------------------------
NPA's ($thousands)                         1,152          3,199          5,241

NPA/total loans and REO                    0.14%          0.40%          0.70%

Allowance/total loans                      1.13%          1.13%          1.43%

Allowance/NPL's                          810.50%        280.37%        275.54%

Loan delinquency/total loans                000%          0.67%          1.40%

Net loan charge-offs/average loans         0.06%          0.11%          0.37%
--------------------------------------------------------------------------------

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TOTAL DEPOSITS
----------------------------

[X]  Core deposit compound growth rate = 7%

[BAR GRAPH]

------------------ ----------- ------------ ----------- ------------ -----------
                   2000        2001         2002        2003         2004
------------------ ----------- ------------ ----------- ------------ -----------
------------------ ----------- ------------ ----------- ------------ -----------
Core Deposits      $410        $425         $452        $509         $531
------------------ ----------- ------------ ----------- ------------ -----------
------------------ ----------- ------------ ----------- ------------ -----------
Certificates of    $320        $318         $330        $321         $315
Deposit
------------------ ----------- ------------ ----------- ------------ -----------
Total              $730        $743         $782        $830         $846


Core deposits consist of demand, NOW,
savings and money market accounts

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


DEPOSIT MIX
----------------------------

|X|      Focused on core deposit growth

                             December 31, 2004             December 31, 2002
                             -----------------             -----------------

                                Amount                   Amount
                             ($Millions) % of Deposits ($Millions) % of Deposits
                             ----------   ------------  ---------   ------------

Demand deposits             $ 110,129          13%       $ 87,149         11%
NOW accounts                  100,709          12%         92,245         12%
Savings accounts              163,264          19%        158,468         20%
Money market accounts         156,412          19%        114,309         15%
                             --------         ----       --------        ----
  Total core accounts         530,514          63%        452,171         58%
Certificates of deposit       315,275          37%        330,189         42%
                             --------         ----       --------        ----

Total deposits              $ 845,789         100%      $ 782.360        100%
                            ---------         ----       --------        ----
                            ---------         ----       --------        ----

Cost of Deposits                            1.48%                     2.14%


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WEALTH MANAGEMENT
----------------------------

        >>   18.4% asset growth

        >>   $358 mm under management

        >>   89% new money to Berkshire Bank

        >>   97% retention ratio

        >>   20.7% revenue growth


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EPS/NET INTEREST MARGIN
-----------------------

|X|    Lower margin more than offset by strong credit quality & expense control

|X|    Better positioned for rising rate environment


[BAR GRAPH]

                          2001            2002             2003            2004
                          ----            ----             ----            ----
Diluted EPS               1.35            0.36             1.57            2.01
Net Interest Margin       4.35%           4.12%            3.57%           3.29%


(1) Management changes and sale of sub-
prime auto loans occurred in 4th qtr 2002

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


BERKSHIRE COUNTY DEPOSIT MARKET SHARE
-------------------------------------

(Market size $00 billion as of 09/30/04)

                      [X]    #1 in Berkshire County with   00.0% of market share

[BAR GRAPH]

                Berkshire Bank    Legacy Bank       Greylock FCU       Banknorth
2000            22.4              13.7              11.1               8.9
2001            23.5              14.9              12.1               8.7
2002            24.3              14.3              15.1               8.4
2003            25.9              13.7              18.3               8.4
2004            26.4              13.2              19.3               9.1


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


SIX SIGMA INITIATIVE                                           (B6s)
----------------------------

        >> Why? Increase productivity, reduce error rates, cost savings potential

        >>   Pilot program in May 2003

        >>   Trained 13 employees at "Green Belt" level

        >>   Hired "Black Belt" level training officer

        >>   Currently - 17 Six Sigma projects at various stages of completion

        >> Beginning in 2005 - Additional 10-12 employees will attend "Green Belt" training



"Berkshire Six Sigma...is the new way to think about how we work... It's going to enable growth in everything that we do."

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


CAPITAL RATIOS AT DECEMBER 31, 2004
-------------------------------------

|X|    Well capitalized with flexibility to execute expansion strategy

[BAR GRAPH]

Tangible Equity Ratio  9.37%

Tier 1 Leverage        9.14%
Capital Ratio

Tier 1 Capital Ratio   12.86%

Total Capital Ratio    14.22%


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


CREATING VALUE
----------------------------

             WORONOCO BRINGS...                        BERKSHIRE BRINGS...

    o   Quality institution with strong         o   Quality institution with
        CONSUMER base                               strong COMMERCIAL base

    o   Strong business and wealth              o   Trust and wealth management
        management demographics
                                                o   Government banking
    o   Platform agency to offer
        insurance                               o   High asset quality
    o   Low risk profile




                              COMBINED COMPANY...

                o   Attractive commercial and community banking franchise

                o   Non-interest income potential

                o   Management synergies

                o   Solid asset quality

                o   Satisfies stated acquisition criteria

                        o   Capital-friendly disciplined pricing
                        o   Accretive to earnings
                        o   Contiguous market


                            COMPELLING STRATEGIC FIT

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


EXPANDED FRANCHISE
----------------------------





                                     [MAP]







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COMBINED PROFILE
----------------------------

        >>   Assets                   Initially $2.1 billion

        >>   Loans                    $1.5 billion

        >>   Deposits                 $1.3 billion

        >>   Operations               23 full-service branches;
                                       1 loan production office
                                      10 free standing ATMs



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


WORONOCO ACQUISITION
----------------------------

        >>    Accretive to earnings in 2005

        >>    Expected to be 6% accretive in 1st full year

        >>    30% cost saves achieved within 2005

        >>    $250 million deleverage

        >>    No revenue enhancements built into the assumptions



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


PRO FORMA MARKET SHARE

        >>   1st in Pittsfield and Westfield, MA and Berkshire County

        >>   14th in Massachusetts

        >>   4th Largest publicly traded bank headquartered in MA


                      MAJOR PLAYER IN THE MARKETS WE SERVE



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


MARKET SHARE OPPORTUNITY
----------------------------

        >>   8th in Hampden County, 10th in Hampshire County

                                                  BHL                   WRO
                                           Berkshire County       Hampden County
                                           ----------------       --------------
Total Businesses                                 6,525                14,506
Total Sales ($M)                                 7,561                21,928

C&I and Comm. RE Loans ($M)                       377                   80
C&I and Comm. RE Loans /Sales                    4.98%                 0.37%


                         COMMERCIAL LENDING OPPORTUNITY



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


COMBINED LOAN PORTFOLIO
----------------------------


[PIE CHART]

1-4 Family, 41%

Comm. RE, 28%

Commercial, 12%

Consumer, 19%



                               BALANCED ASSET MIX


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


COMBINED DEPOSIT ANALYSIS
----------------------------

[PIE CHART]

Jumbo, 16%

Brokered, 6%

Transaction, 22%

MM & Sav., 37%

Time < 100k, 19%



                        DIVERSIFIED COMBINED DEPOSIT MIX

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


EPS IMPACT
----------------------------

                           PRO FORMA INCOME BREAKDOWN

                                                           2005(1)          2006
                                                    ----------------------------

Berkshire Net Income (Consensus Estimates)                12,232          13,413
Woronoco Net Income (Revised Estimates)                    2,794           5,916
                                                          ------          ------
Pro Forma Net Income                                      15.026          19.329
                                                        --------        --------
After Tax Acquisition Adjustments:
------------------------------------------------------
Cost Savings (30.00%)                                      1,846           4,356
Amortization of Core Deposit Intangible                    (457)           (914)
Amortization of Purchase Accounting Adjustments            (194)           (387)
Lost Income from Cash Used                                 (763)         (1,455)
                                                        --------        --------
Spread Gain from Balance Sheet Restructuring
  ADJUSTED NET INCOME                                     15,813          21,636

Pro Forma EPS                                              $2.27           $2.52
Berkshire's Stand Alone EPS                                $2.26           $2.44
Accretion/ (Dilution)                                      0.44%           3.28%

Pro Forma EPS (ex security gains)                          $2.13           $2.41
Berkshire's Stand Alone EPS (ex security gains)            $2.10           $2.28
Accretion/ (Dilution)                                      1.43%           5.70%

Pro Forma Return on Average Assets                         0.97%           1.02%
Pro Forma Return on Average Equity                         8.75%           8.78%
Pro Forma Tier 1 Leverage                                  7.18%           7.14%



1  Assumes the transaction closes on 6/30/2005.

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


CREATING VALUE
----------------------------

        >>   Motivate and retain the best quality people

        >>   Drive organic loan & deposit growth; relationship building

        >>   Continue to expand fee based income

             o    Consumer & commercial fee based business

             o    Wealth management

             o    Private banking

             o    Insurance

        >>   De novo expansion

        >>   Cross-selling initiatives

        >>   Develop Six Sigma culture

        >>   Flawless execution on Woronoco transaction


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


PERFORMANCE BENCHMARKS
----------------------------

Benchmarks announced in March 2003

Within 3 years:

        |X|  Double digit ROE

        |X|  1.0% ROA

        |X|  Efficiency ratio below 60%

--------------------------------------------------------------------------------
Actual Results            4Q04 Annualized                2003              2002
--------------------------------------------------------------------------------
ROE                            9.72%                    7.28%              1.54%
ROA                            0.97%                    0.80%              0.20%
Efficiency Ratio              60.80%                    66.00%            70.06%
--------------------------------------------------------------------------------


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


[BERKSHIRE HILLS BANCORP LOGO]

INVESTOR PRESENTATION

MARCH 2-3, 2005



If you have any questions, please contact:



        Wayne F. Patenaude, CFA
        Senior Vice President and CFO
        (413) 236-3195
        wpatenaude@berkshirebank.com

                     OR

        L. Alexandra Dest, Investor Relations
        Vice President and Senior Investment Officer
        (413) 236-3163
        adest@berkshirebank.com

Company website:  www.berkshirebank.com


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